Exhibit 99.2 2Q 2025 Earnings Supplement August 5, 2025

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding the outcome of the operational and portfolio reviews, the costs, cash outlays, beneﬁts, timing and ﬁnancial impacts of the actions that may be taken or transactions entered into in connection with the operational and portfolio reviews, expected beneﬁts and synergies of the acquisition of Sertiﬁ LLC, the beneﬁts of Sertiﬁ's platform, ﬁnancial results and margins, Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and ﬁnancial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and ﬁnancial trends that Flywire believes may affect Flywire’s ﬁnancial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and ﬁnancial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which are on ﬁle with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, expected to be ﬁled with the SEC in the third quarter of 2025. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could dier ma ff terially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All ﬁnancial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected ﬁgures will be attained. Flywire’s actual future results may dier ma ff terially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reﬂected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. The information in this presentation is provided only as of August 5, 2025, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation of forecasted FX-Neutral Revenue Less Ancillary Services Growth to forecasted GAAP Revenue Growth or forecasted Adjusted EBITDA Margin Growth to forecasted GAAP Net Income Margin Growth or to forecasted GAAP net income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable eorts, to calcula ff te certain reconciling items with conﬁdence. These items include but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of the company's stock and in foreign exchange rates.

Our Strategy to Date Vertical Expertise Strong “North Star” Thesis Dieren ff tiated Core Assets 123 in Big Markets Software drives The Flywire Deep vertical value in payments Advantage expertise ++

Q2 2025 Performance

GAAP Financial Highlights Q2 2025 $131.9M 57.0% ($12.0) M* Revenue Gross Margin Net Loss *Q2 2025 includes a $3.9m FX gain and $1.4m restructuring costs

Key Operating Metrics (Non-GAAP) Q2 2025 $5.9B $127.5M $77.9M $16.6M 2 2 1 1 +22.0% +27.7% 61.1% 13.0% Total Revenue Less Adjusted Adjusted EBITDA payment Ancillary Gross Proﬁt volume Services 1. Represents Y-o-Y Growth as compared to Q224 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

Q2 Actual Performance vs Guidance: Strong Beat Across the Board

	Actual	Guide*	Beat
	2Q 2025	2Q 2025	
Total RLAS, $ Ms	$127.5	$119.8	+$7.7M
Y/Y RLAS Spot Growth (%)	27.7%	20.0%	+770 bps
Y/Y RLAS FxN Growth (%)	25.0%	20.0%	+504 bps
Sertifi, $ Ms	$12.3	$11.0	+$1.3M
RLAS - ex Sertifi, $ Ms	$115.2	$108.8	+$6.4M
Y/Y RLAS FxN Growth ex Sertifi (%)	12.7%	9.0%	+368 bps
aEBITDA, $ Ms	$16.6	$9.9	+$6.7M
aEBITDA Margin expansion - YoY	+723 bps	+250 bps	+473 bps

* Refers to mid-point of guidance ranges, where applicable

RLAS variance to Guide Mid-Point:

- ✔ Beat FXN Revenue by ~500 bps driven primarily by Travel strength and lower impact from AU risk
- ✔ Sertifi Revenue of $12.3M, stronger performance by ~$1.3M
- ✔ Reported $ Spot revenue beat by $7.7M with $1M coming from Sertifi revenue beat, $2.6M from FX tailwind and $3.8M from operational outperformance including pull forward

Adjusted EBITDA variance Mid-Point:

- ✔ Adjusted EBITDA margin was well ahead of the guide (by 473bps / US$6.7M)

“Operational Review” - Interim Update Areas of Focus Actions Taken 1H 2025 ● Completed restructuring removing 10% of headcount Streamlined ● Consolidated Payments & Product under Chief Payments Officer’s leadership organizational structure ● Removed layers of management in administrative areas ● IT/Systems, Data/Analytics and Digital Transformation now under CFO org ● Established centralized procurement function and savings roadmap ● Consolidating IT systems and software, foundational capability investments Cost analysis, ● Drove self service for customer support using AI broadly Automation & AI ● Leveraged ML to improve payment partner / transaction reconciliations ● New structure and team to handle our real estate ● Enhanced alignment of compensation to performance Alignment of hiring and ● Further prioritized 2H hiring plan to reduce new hiring across multiple functions compensation strategies ● Increasing investments in Data, Systems, payment infrastructure and platform ● Geographic Expansion, Product, and Sales alignment ● Deep analysis of R&D resource allocation at product level (ongoing) Product and GTM ● Rigorous review of sales rep productivity leading to personnel changes and process improvements Investments ● Focus on student payer retention by enhancing the account creation user experience to 8 increase the number of accounts and bolster repeat utilization.

Driving productivity/ leverage across all opex lines 1 1 1 Sales & Marketing Technology & Development General & Admin 9.1% 9.3% 1. Measures non-GAAP operating expenses as % of revenue less ancillary services (RLAS) Opportunities to scale ● Coding with AI… Increase feature ● Data architecture investments to drive insights ● Automating/Optimizing digital marketing for Travel velocity and engineering productivity and predictive/ML/AI capabilities ● Efficient upsells through customer education tools ● Continue to scale and streamline the ● Automation of customer service functions ● Faster Relationship Managers (RM) ramp up/ shared platform and vertical software ● Procurement - vendor consolidation of systems knowledge assistants/chatbots for internal use

EDU Strategy & New Products

Powerful Education Flywheel Investment in geo expansion & local payment options Expansive footprint of education clients & agents Network of bank, loan & ﬁntech partners Network effects High volume of students / payers Product innovation & expanding product suite

Signiﬁcant Global Investment in Integrations & Partnerships Global Integrations Preferred Partnerships FY 25’ New Partners Recently Added Global Strategic Relationship ~ 70+ Real Time Integrations across the Edtech Landscape Embedded in partner GTM Integrations & Partnerships

Spotlight: US Collection Management

Example 1 End term with a balance 2 Receive paper letter 3 Call Business Office to make arrangements 4 Manually calculate payment term The old way 5 Manually track in SIS and Excel Very manual process 6 Manually send and apply payment each month Automation with Flywire: Collection Management Modules PreCollect Internal Collections Agency Management • Offers payment terms • Daily work queue • Automatic placement school deﬁnes • Analytics to guide eorts ff • Payment ﬁle feeds back into ERP • Automation drives student self-service • Negotiate and enroll • Increases collectability • School-branded comms and experience • Collector and manager dashboard

Proven impact for U.S. institutions past-due debt collected $328M+ ↑ ↑ 50%40%20% 2 pre-collection savings $65M+ Increase in payment Improvement students saved Reduction 1 1 161K+ from collections plan enrollment in collections 1 in inquiries Flywire was the easiest We are delighted with our Flywire enables us to oer ff The ability to be ﬂexible on implementation. We save time implementation and have students low-cost payment an individual level has really by using digital automation seen a remarkable decrease plans tailored to ﬁt speciﬁc made a lot of our students to contact and help more in student and parent ﬁnancial situations, and very, very happy and also students on a daily basis. contact with our office as a facilitate payment plans that made them able to continue We can now easily pull up a result. Our service staff now allow our students to easily school, and not have to dashboard and set up have more time to spend re-enroll and remain in worry about how they’re payment plans to ﬁt speciﬁc assisting families who really school. going to pay tuition. ﬁnancial circumstances. need our help! 1. Refers to all US institutions that have Collections Management with Flywire 2. Refers to amount that went to pre collections before debt became overdue ↑

Purdue pain point Flywire solution ● Handled past-due account ● Went live in March 2024 to digitize and management manually automate past-due collections ● Staff mailed demand letters ● Purdue liked that solution is “native”; to students with past-due comms are customizable CASE STUDY accounts for tuition 3x/year ● Key features: Collection ○ Receive alerts about students ● Payment plans manually set soon-to-default up in Word and emailed to Management ○ Notify students with past-due $’s students to physically ○ Collect payments and feed return transaction data into Banner ○ Assign students to collectors ● Signiﬁcant issues engaging Automated alerts, ○ Send relevant accounts to collection students through this analog process agencies online payment plans, and Banner integration help 300+ Key results post implementation students get back on ● Payment plan usage skyrocketed from 29 plans to 327 in the ﬁrst year ● Default rate on payment plans declined from 30% to 6.7% track and Purdue ● Reduction in collection agency debt placement, cutting expenses to recover $1M+ in agencies and protecting revenue that would otherwise be discounted; number of ﬁnal demands issued down 48% revenue ● Annual savings of more than $1M in revenue otherwise written off ● 80% reduction in staff time managing past-due accounts

Spotlight: Early Sertiﬁ Synergies

Sertifi Showing Early Signs of Success

Net-New Enterprise Logo:
Caesars Entertainment

Secured this **net-new hospitality logo** leveraging our leading Authorizations solution

International Sales in EMEA:
33% more ARR vs. Q1'25

Sales have begun accelerating in EMEA with ~100 net-new property wins; **early progress laying the groundwork for** APAC expansion in H2 2025

Rapid Growth in Sertifi Pay:
2X+ Properties & Volume YTD

Team closed twice as many Sertifi Pay clients in H1 2025 vs. H1 2024 and **Sertifi Pay volume doubled during that same time period (YoY)**

e-Signatures Payments Quickly send, collaborate on and Avoid payment delays and Sertiﬁ send fully branded agreements - follow-ups by letting customers and receive notiﬁcations every pay at the time of signing step of the way Product Suite Overview Digital Authorizations Travel Authorizations Securely exchange authorizations Electronically send and receive and detect fraud early booking details and virtual/corporate cards

2025 & Q3 Financial Outlook

Guidance Context and Assumptions FY 2025 Guidance Context: Revenue and Margins ● Canada and Australia. Have experienced better performance of Australia in H1 but soft visa caps and higher visa fees expected to impact H2 revenues. Canada demand weakness continues. Overall expect revenues from Canada and Australia to decline approximately 20% YoY on a combined basis for FY 2025. ● US Edu: Expected approximately ﬂat revenues as we watch F-1 visa and other incoming data. This assumes F-1 visas down approximately 20% YoY in FY 2025, predominantly impacting ﬁrst year students, subject to other dynamics such as student and school mix. This is offset by new wins and market share gains, with strength in Domestic business.. ● As a result, expecting a mid-to-high single digit % headwind to total organic revenue growth from visa declines in our Big 4 Education markets (primarily from CA, AU and US, less impactful in UK) ● The Healthcare business: High single digit expected growth YoY, mostly H2 from key client ramp ● Travel & B2B + UK and EMEA EDU: continued strong expected growth above company average, though decelerating from prior year. ● Tougher YoY revenue comps in Q3, easier in 4Q, which are factored into our full year guide ● Adjusted EBITDA margin expansion higher in H1 vs H2 given timing of restructuring and investments, while managing opex and hiring in a data dependent manner.

Q3 2025 Outlook FX-Neutral Revenue 1 Adjusted EBITDA Less Ancillary Services margin expansion (YoY) Growth Total 13-21% YoY FXN 50-150 bps (including Sertiﬁ) Flywire 7-13% $9-12M FXN Sertiﬁ ex Sertiﬁ revenue RLAS contribution 1. Flywire has not provided a quantitative reconciliation of forecasted FX Neutral revenue to GAAP revenue and Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable eorts, to calcula ff te certain reconciling items with conﬁdence. These items include, but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of Flywire's stock and in foreign exchange rates. 22

FY 2025 Outlook 1 FX-Neutral Revenue Less Adjusted EBITDA Ancillary Services Growth margin expansion (YoY) Total 17-23% YoY FXN 200-350 bps 2 (including Sertiﬁ ) (including Sertiﬁ) Flywire Excluding Previous guidance unchanged +75 bps increase at midpoint vs Sertiﬁ previous guidance 2 10-14% YoY $35-40M FXN Sertiﬁ ex Sertiﬁ revenue RLAS contribution 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable eorts, to calcula ff te certain reconciling items with conﬁdence. These items include, but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of Flywire's stock and in foreign exchange rates. 2. Sertiﬁ acquisition closed on 02.24.2025 23

Capital Allocation and Structure

Capital Allocation Strategy Overview 13 2 Organic growth Strategic Share investments acquisitions buybacks Geographic Expansion Accelerate within existing Share Repurchase Program industry and / or geographies enables purchasing when GTM Enhancement projected return exceeds our New product capability for cost of equity Deeper Software Integrations cross-sells & upsells Prudent approach in Ecosystem expansions with Enter new geographies or maintaining operational Strategic Payables & International regions liquidity and ﬁnancial ﬂexibility Agent solutions for organic investments & strategic M&A

1H25 YTD Cash Walk (US$M) 1 ● Cash represents corporate cash, cash equivalents, and investments (i.e. excludes client cash) ● Cash decrease primarily driven by $320M Sertiﬁ acquisition, net of cash acquired ● Other includes proceeds from option exercises, issuance of ESPP stock, and FX 1. SBB - Share Buyback

Credit Facility Upsize (US$M) 1 ● Credit Facility upsized to $300M from $125M, increasing Flywire’s liquidity and ﬁnancial ﬂexibility ● Net $60M of Credit Facility used to fund the Sertiﬁ acquisition in 1Q25, $65M that remained unfunded and available is now $240M, improving Flywire’s overall liquidity by 60%

Total Buyback Capacity Now at ~$200M (US$M) Share repurchases over the last 4 quarters Authorized $300M (-) Purchases through $(98M) 06/30/25 Remaining $202M ● Flywire began its share repurchase program in Q3’24 ● Approximately $54M of total cash was spent on share repurchases in 1H 2025 ● $150M increase to share repurchase program, bringing total repurchase capacity to approximately $200M

Appendix

FX Neutral Revenue Less Ancillary Services* *FX Neutral Revenue Less Ancillary Services: FX neutral revenue less ancillary services is adjusted for the impact of foreign currency rate ﬂuctuations. This measure helps provide insight on comparable revenue growth by removing the eect o ff f changes in foreign currency exchange rates year-over-year. Foreign currency exchange impact in the current period is calculated using prior period monthly average exchange rates applied to the current period foreign currency amounts. $USD in Millions (unaudited)

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations $USD in Millions (unaudited)

Revenue Disaggregation by Revenue Type $USD in Millions (unaudited)

Net Loss to Adjusted EBITDA Reconciliation $USD in Millions (unaudited)

Net Margin, EBITDA Margin, and Adjusted EBITDA Margin $USD in Millions (unaudited)